UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2014 (March 20, 2014)

PVR Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 301

100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of principal executive office) (Zip Code)

(610) 975-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Termination of Material Definitive Agreement.

On March 21, 2014, in connection with the Merger (as defined below) PVR Partners, L.P. (“PVR” or the “Partnership”) terminated the Amended and Restated Credit Agreement, dated as of August 13, 2010 by and among PVR Finco LLC, the guarantors party thereto, PNC Bank, National Association, as Administrative Agent, and the other financial institutions party thereto, as amended. In connection with such termination, all outstanding amounts thereunder, including accrued interest and fees, were paid in full.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 21, 2014, Regency Energy Partners LP (“Regency”) completed the acquisition of the Partnership pursuant to the Agreement and Plan of Merger, dated as of October 9, 2013, as amended (the “Merger Agreement”), by and among the Partnership, PVR GP, LLC (“PVR GP”), Regency and Regency GP LP. Pursuant to the Merger Agreement, PVR was merged with and into Regency, with Regency continuing as the surviving entity (the “Merger”).

Immediately prior to the effective time of the Merger, all of the issued and outstanding Class B units representing limited partner interests in the Partnership were converted into common units of PVR, in accordance with PVR’s partnership agreement. Pursuant to the Merger Agreement, at the effective time of the Merger, each PVR common unit issued and outstanding or deemed issued and outstanding was, immediately prior to the effective time, converted into the right to receive (a) 1.020 Regency common units and (b) $0.262 in cash (representing the difference between (x) the Partnership’s annualized quarterly distribution immediately prior to the effective time of the Merger and (y) 1.020 times Regency’s annualized quarterly distribution prior to the effective time of the Merger) (the “Merger Consideration”), with cash in lieu of any fractional Regency common units that they would otherwise receive in the Merger. In connection with the Merger, Regency will issue 140.4 million common units to former PVR unitholders and equity award holders.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to PVR’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2013 and incorporated herein by reference, and Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 7, 2013, by and among Regency, PVR LLC, Regency GP LP, the Partnership and PVR GP, a copy of which is attached as Exhibit 2.1 to PVR’s Current Report on Form 8-K filed with the SEC on November 7, 2013 and incorporated herein by reference. On March 21, 2014, Regency issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the New York Stock Exchange (the “Exchange”) was notified that each outstanding PVR common unit was converted pursuant to the Merger into the right to receive the Merger Consideration, subject to the terms and conditions of the Merger Agreement. PVR requested that the Exchange file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of PVR’s common units. PVR’s common units were delisted and removed from trading on the Exchange on March 21, 2014.

In addition, Regency intends to file with the SEC a certification and notice of termination on Form 15 requesting that PVR’s common units be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that PVR’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to its common units and senior notes be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, each PVR common unit issued and outstanding or deemed issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive the Merger Consideration.

At the effective time of the Merger, holders of PVR common units ceased to have any rights as unitholders of PVR, other than the right to receive the Merger Consideration in accordance with the Merger Agreement.

At the effective time of the Merger, each outstanding PVR phantom unit and deferred common unit was converted into the right to receive the Merger Consideration for each PVR common unit subject to such awards, except as otherwise expressly provided in the original grant terms of a particular award. In the case of performance-based phantom units, performance was deemed to be attained at target level.

The information in Item 2.01 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change of control of PVR occurred on March 21, 2014, and PVR was merged with and into Regency, with Regency continuing as the surviving entity. Regency’s sources of funds for the Merger consisted of Regency common units and borrowings under its revolving credit facility.

The information in Item 2.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger, each of the members of the PVR GP board of directors resigned from the board and ceased to be a director of PVR GP. The members of the PVR board immediately prior to the effective time of the Merger were William H. Shea, Jr., Edward B. Cloues II, James L. Gardner, Robert J. Hall, Thomas W. Hofmann, E. Bartow Jones, Marsha R. Perelman, John C. van Roden, Jr., Andrew W. Ward and Jonathan B. Weller.

At the effective time of the Merger, the following executive officers of PVR resigned from their positions: William H. Shea, Jr., President and Chief Executive Officer; Mark D. Casaday, Executive Vice President and Chief Operating Officer-Midstream; Bruce D. Davis, Jr., Executive Vice President, General Counsel and Secretary; and Robert B. Wallace, Executive Vice President and Chief Financial Officer.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, as contemplated by the Merger Agreement, the partnership agreement of Regency remained unchanged and is the agreement of limited partnership of Regency, as the surviving entity in the Merger. The certificate of formation and partnership agreement of Regency are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 20, 2014, PVR held a special meeting of its unitholders. At the special meeting, PVR’s unitholders were asked to vote on the following proposals:

Proposal 1: to adopt the Merger Agreement.

PVR’s unitholders approved the proposal with the following voting results:

For	Against	Abstain
91,460,343	407,163	222,144

Proposal 2: to approve the adjournment of the PVR special meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the special meeting.

PVR’s unitholders approved the proposal with the following voting results:

For	Against	Abstain
90,801,716	1,032,369	255,565

Proposal 3: to approve, on an advisory (non-binding) basis, the related compensation payments that will or may be paid by PVR to its named executive officers in connection with the merger.

PVR’s unitholders approved the proposal with the following voting results:

For	Against	Abstain
88,993,807	2,015,937	1,079,906

On March 20, 2014, PVR issued a press release announcing the results of the special meeting of PVR’s unitholders. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (schedules omitted pursuant to Item 601(b)(2) of Regulation S-K) (filed as Exhibit 2.1 to PVR’s Current Report on Form 8-K filed with the SEC on October 10, 2013 and incorporated herein by reference)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (filed as Exhibit 2.1 to PVR’s Current Report on Form 8-K filed with the SEC on November 7, 2013 and incorporated herein by reference)

3.1	Certificate of Formation of Regency Energy Partners LP (filed as an Exhibit to Regency’s registration statement on Form S-1 (No. 333-128332))

3.2	Form of Amended and Restated Limited Partnership Agreement of Regency Energy Partners LP (included as Appendix A to the Prospectus and including specimen unit certificate for the common units) (filed as an Exhibit to Regency’s registration statement on Form S-1 (No. 333-128332))

3.2.1	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on August 14, 2006 (File No. 001-35262))

3.2.2	Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on September 21, 2006 (File No. 001-35262))

3.2.3	Amendment No. 3 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on January 8, 2008 (File No. 001-35262))

3.2.4	Amendment No. 4 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on January 16, 2008 (File No. 001-35262))

3.2.5	Amendment No. 5 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on August 28, 2008 (File No. 001-35262))

3.2.6	Amendment No. 6 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on February 27, 2009 (File No. 001-35262))

3.2.7	Amendment No. 7 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on September 4, 2009 (File No. 001-35262))

3.2.8	Amendment No. 8 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on April 30, 2013 (File No. 001-35262))

99.1	Press Release dated March 20, 2014 announcing the results of the PVR special meeting of unitholders

99.2	Press Release dated March 21, 2014 announcing completion of the Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Regency Energy Partners LP
(as successor by merger to PVR Partners, L.P.)

	By:	Regency GP LP, its General Partner

	By:	Regency GP LLC, its General Partner

Dated: March 25, 2014	By:	/s/ THOMAS E. LONG
		Name:	Thomas E. Long
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (schedules omitted pursuant to Item 601(b)(2) of Regulation S-K) (filed as Exhibit 2.1 to PVR’s Current Report on Form 8-K filed with the SEC on October 10, 2013 and incorporated herein by reference)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (filed as Exhibit 2.1 to PVR’s Current Report on Form 8-K filed with the SEC on November 7, 2013 and incorporated herein by reference)

3.1	Certificate of Formation of Regency Energy Partners LP (filed as an Exhibit to Regency’s registration statement on Form S-1 (No. 333-128332))

3.2	Form of Amended and Restated Limited Partnership Agreement of Regency Energy Partners LP (included as Appendix A to the Prospectus and including specimen unit certificate for the common units) (filed as an Exhibit to Regency’s registration statement on Form S-1 (No. 333-128332))

3.2.1	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on August 14, 2006 (File No. 001-35262))

3.2.2	Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on September 21, 2006 (File No. 001-35262))

3.2.3	Amendment No. 3 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on January 8, 2008 (File No. 001-35262))

3.2.4	Amendment No. 4 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on January 16, 2008 (File No. 001-35262))

3.2.5	Amendment No. 5 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on August 28, 2008 (File No. 001-35262))

3.2.6	Amendment No. 6 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on February 27, 2009 (File No. 001-35262))

3.2.7	Amendment No. 7 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on September 4, 2009 (File No. 001-35262))

3.2.8	Amendment No. 8 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (filed as an Exhibit to Regency’s current report on Form 8-K filed on April 30, 2013 (File No. 001-35262))

99.1	Press Release dated March 20, 2014 announcing the results of the PVR special meeting of unitholders

99.2	Press Release dated March 21, 2014 announcing completion of the Merger